Exhibit 99.2



                         PRO FORMA FINANCIAL INFORMATION

     On June 30, 2005, the Registrant entered into a Stock Purchase Agreement with BBA Holding Deutschland GmbH ("BBA") pursuant to which the Registrant, through its indirect, wholly-owned subsidiary, Clopay Folien GmbH, ("Clopay"), purchased from BBA all of the share capital of BBA Joint Venture Holding GmbH ("JV Holding") for $82 million in cash (the "Transaction"). JV Holding was the owner of the forty (40%) percent of Finotech Verbundstoffe GmbH & Co KG ("Finotech") that Clopay did not already own. The transaction was funded with $22 million of existing cash and borrowings of $60 million bearing interest at approximately 5.1% pursuant to the Registrant's existing credit facility. The following unaudited pro forma financial statements give effect to the acquisition by the Registrant of the 40% minority interest in Finotech. The pro forma adjustments reflect preliminary purchase accounting for the transaction because the valuation of underlying assets has not been completed and the tax attributes of the transaction have not been finalized. The purchase price allocation is expected to be completed in connection with the preparation of the consolidated financial statements for the fiscal year ended September 30, 2005. The unaudited pro forma balance sheet is based upon the consolidated balance sheet of Griffon Corporation and has been prepared to reflect the acquisition of the Finotech minority interest as of June 30, 2005. The unaudited pro forma statements of income for the year ended September 30, 2004 and for the nine-month period ended June 30, 2005 are based upon the historical financial statements for such periods and reflect results of operations as if the acquisition of the Finotech minority interest had occurred on October 1, 2003 for both pro forma statements of income.

Pro Forma Consolidated Balance Sheet
June 30, 2005
                                                                 Griffon                                         Griffon
                                                               Corporation           Pro Forma                 Corporation
                                                             & subsidiaries         Adjustments                 Pro Forma
                                                             --------------         -----------                 ---------
ASSETS
------

  CURRENT ASSETS:
    Cash and cash equivalents                                  $ 88,481,000       $ (22,000,000)  A           $ 66,481,000
    Accounts receivable, less allowance for
      doubtful accounts                                         173,729,000                                    173,729,000
    Contract costs and recognized income not
      yet billed                                                 36,732,000                                     36,732,000
    Inventories                                                 143,659,000             366,400   B            144,025,400
    Prepaid expenses and other current assets                    39,421,000                                     39,421,000
                                                               ------------         -----------               ------------
       Total current assets                                     482,022,000         (21,633,600)               460,388,400
                                                               ------------         -----------               ------------

  PROPERTY, PLANT AND EQUIPMENT
    at cost, less accumulated depreciation
    and amortization                                            206,991,000          12,476,800   B            219,467,800
                                                               ------------         -----------               ------------

  OTHER ASSETS:
    Costs in excess of fair value of net
      assets of businesses acquired                              62,067,000          32,487,800   C             94,554,800
    Intangible and other assets                                  30,002,000          29,004,000   D             59,006,000
                                                               ------------         -----------               ------------
                                                                 92,069,000          61,491,800                153,560,800
                                                               ------------         -----------               ------------
                                                               $781,082,000         $52,335,000               $833,417,000
                                                               ============         ===========               ============




                                                                 Griffon                                         Griffon
                                                               Corporation             Pro Forma               Corporation
                                                             & subsidiaries           Adjustments               Pro Forma
                                                             --------------           -----------              -----------
LIABILITIES AND
  SHAREHOLDERS' EQUITY
----------------------


  CURRENT LIABILITIES:
    Accounts and notes payable                                 $ 93,832,000                                  $  93,832,000
    Other current liabilities                                   104,982,000        $    157,000   E            105,139,000
                                                               ------------        ------------              -------------
       Total current liabilities                                198,814,000             157,000                198,971,000

  LONG-TERM DEBT                                                144,815,000          60,000,000   A            204,815,000

  OTHER LIABILITIES AND
     DEFERRED CREDITS                                            50,282,000          18,289,000   E             68,571,000
                                                               ------------        ------------              --------------
       Total liabilities and deferred credits                   393,911,000          78,446,000                472,357,000

  MINORITY INTEREST                                              26,111,000         (26,111,000)  F

  SHAREHOLDERS' EQUITY                                          361,060,000                                     361,060,000
                                                               ------------        ------------              --------------
                                                               $781,082,000         $52,335,000              $  833,417,000
                                                               ============        ============              ==============


Notes to Pro Forma Balance Sheet

A) Purchase price of $82 million, consisting of $22 million of existing cash and proceeds from borrowings of $60 million.
B)   Increase to asset values based upon preliminary appraisals.
C) Additional goodwill based on the excess of the purchase price over the minority shareholder's interest in the estimated fair values of the net assets acquired.
D) Reflects the estimated fair value of the customer relationship with the specialty plastic film segment's major customer. This asset is estimated to have an indefinite life.
E)   Reflects deferred tax liabilities.
F)   Elimination of Finotech minority interest.


Pro Forma Consolidated Income Statement
Nine Months ended June 30, 2005

                                                                 Griffon                                             Griffon
                                                               Corporation              Pro Forma                  Corporation
                                                              & subsidiaries           Adjustments                  Pro Forma
                                                             ----------------          -----------                  ---------


Net sales                                                      $1,013,551,000                                   $1,013,551,000

Cost of sales                                                     756,347,000         $   567,000     A            756,914,000
                                                               --------------         ------------              --------------
   Gross profit                                                   257,204,000            (567,000)                 256,637,000

Selling, general and administrative expenses                      213,761,000                                      213,761,000
                                                               --------------         ------------              -------------
   Income from operations                                          43,443,000            (567,000)                  42,876,000
                                                               --------------         ------------              --------------

Other income (expense):
   Interest expense                                                (5,768,000)         (2,295,000)    B             (8,063,000)
   Interest income                                                  1,527,000                                        1,527,000
   Other, net                                                       4,385,000             (12,000)                   4,373,000
                                                               --------------         ------------              --------------
                                                                      144,000          (2,307,000)                  (2,163,000)
                                                               --------------         ------------              --------------

   Income before income taxes                                      43,587,000          (2,874,000)                  40,713,000

Provision for income taxes                                         12,982,000            (987,000)    C             11,995,000
                                                               --------------         ------------              --------------
   Income before minority interest                                 30,605,000          (1,887,000)                  28,718,000

Minority interest                                                  (4,415,000)          4,415,000     D
                                                               --------------         ------------              --------------
   Net income                                                  $   26,190,000          $2,528,000               $   28,718,000
                                                               ==============         ============              ==============


Basic earnings per share of common stock                       $          .88                                   $          .97
                                                               ==============                                   ==============

Diluted earnings per share of common stock                     $          .84                                   $          .92
                                                               ==============                                   ==============

Weighted average number of shares included in the computation:

      Basic                                                        29,625,000                                       29,625,000
                                                                   ==========                                       ==========
      Diluted                                                      31,251,000                                       31,251,000
                                                                   ==========                                       ==========



Notes to Pro Forma Income Statement for the Nine Months ended June 30, 2005

     A) Additional depreciation expense attributable to purchase price allocation to property, plant and equipment, assuming approximately
          16.5 years as the remaining weighted average useful life of the depreciable assets.
     B)   Interest expense on additional $60 million of debt.
     C)   Tax effect of pro forma adjustments.
     D)   Elimination of Finotech minority interest.


Pro Forma Consolidated Income Statement
Fiscal Year ended September 30, 2004
                                                                Griffon                                          Griffon
                                                              Corporation             Pro Forma                 Corporation
                                                             & subsidiaries          Adjustments                 Pro Forma
                                                             --------------          -----------                 ---------


Net sales                                                    $1,393,809,000                                   $1,393,809,000

Cost of sales                                                   992,648,000         $ 1,127,000     A            993,775,000
                                                             ---------------         ------------             --------------
   Gross profit                                                 401,161,000          (1,127,000)                 400,034,000

Selling, general and administrative expenses                    289,979,000                                      289,979,000
                                                             ---------------         ------------             --------------
   Income from operations                                       111,182,000          (1,127,000)                 110,055,000
                                                             ---------------         ------------             --------------

Other income (expense):
   Interest expense                                              (8,066,000)         (3,060,000)    B            (11,126,000)
   Interest income                                                1,070,000                                        1,070,000
   Other, net                                                       563,000            (367,000)                     196,000
                                                             ---------------         ------------             --------------
                                                                 (6,433,000)         (3,427,000)                  (9,860,000)
                                                             ---------------         ------------             --------------

   Income before income taxes                                   104,749,000          (4,554,000)                 100,195,000

Provision for income taxes                                       38,757,000          (1,549,000)    C             37,208,000
                                                             ---------------         ------------             --------------
   Income before minority interest                               65,992,000          (3,005,000)                  62,987,000

Minority interest                                               (12,133,000)         12,133,000     D
                                                             --------------          ------------             --------------
   Net income                                                $   53,859,000          $ 9,128,000              $   62,987,000
                                                             ==============          ============             ==============


Basic earnings per share of common stock                      $        1.81                                   $         2.12
                                                              =============                                   ==============

Diluted earnings per share of common stock                    $        1.71                                   $         1.99
                                                              =============                                   ==============

Weighted average number of shares included in the computation:

      Basic                                                      29,762,000                                        29,762,000
                                                                 ==========                                        ==========
      Diluted                                                    31,586,000                                        31,586,000
                                                                 ==========                                        ==========



Notes to Pro Forma Income Statement for the Fiscal Year ended September 30, 2004

     A) Charges inventory related purchase accounting adjustment to cost of sales. Also reflects additional depreciation expense attributable to purchase price allocation to property, plant and equipment, assuming
          16.5 years as the remaining weighted average useful life of the depreciable assets.
     B)   Interest expense on additional $60 million of debt.
     C)   Tax effect of pro forma adjustments.
     D)   Elimination of Finotech minority interest.